UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  25 October 2010

PrimeCare Systems, Inc.

(Exact name of registrant as specified in its charter)

Virginia

                                                                   333137702                                     54-170-7928

(State or other jurisdiction

(Commission                                   (IRS Employer

of incorporation)

File Number)                                    Identification No.)

610 Thimble Shoals Blvd., Suite 402-A, Newport News, Virginia

23606

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (757)-591-0323

134 S. Central Avenue, Suite C, Elmsford, New York 10523

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2010, PrimeCare Systems, Inc.’s Board of Directors appointed Robert A. Shiver as Acting Chairman of the Board, because of the extended illness of Edward C. Levine, Chairman.  Mr. Shiver has been a Director of PrimeCare, and its President, since August 22, 2005.

On October 25, 2010, PrimeCare Systems, Inc.’s Board of Directors appointed W. Jordan Fitzhugh as Treasurer of the Company.  Mr. Fitzhugh has served as a Director, Executive Vice President and Chief Operating Officer of PrimeCare since May, 1994.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimeCare Systems, Inc.

(Registrant)

Date:  October 25, 2010

   By:

 /s/ Robert A. Shiver

Acting Chairman